UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 9, 2005
                                          -------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


               1-3950                                 38-0549190
               ------                                 ----------
      (Commission File Number)               (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                     48126
 -------------------------------------                     -----
 (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
            ---------------------------------

On March 9, 2005, William Clay Ford, who has been a member of the Board of Directors since 1948, informed the Board that he will not stand for re-election at the Company's Annual Meeting of Shareholders to be held on May 12, 2005. The Board of Directors, however, has requested that Mr. Ford serve as Director Emeritus so that the Board may continue to avail itself of his wisdom, judgment and experience, and Mr. Ford has agreed to so serve. Mr. Ford will be entitled to attend Board and committee meetings and participate in discussion of matters that come before the Board or its committees, although he will not be entitled to vote upon any such matters and will no longer receive compensation as a non-employee Board member.












                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FORD MOTOR COMPANY
                                             ------------------
                                             (Registrant)


Date:  March 15, 2005                        By: /s/Peter J. Sherry, Jr.
                                                 -----------------------
                                                 Peter J. Sherry, Jr.
                                                 Secretary